Wireless Telecom Group

Enabling the development, testing and deployment of wireless technologies for a connected world



NYSE American: WTT

Q2 2022 Investor Presentation

Safe Harbor Statement

Wireless Telecom Group

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, our expectation that the 5G investment cycle will be longer and larger than the 10 year 4G investment cycle, our current bookings expectations of approximately $8 to $10 million for the third quarter of 2022 and our expectation that revenue growth with reaccelerate in the second half of 2022. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the ongoing impact that the conflict in Ukraine and related sanctions have had and may continue to have on our business, supply chain, transportation costs, and our backlog; the impact that the evolving COVID-19 pandemic has had and may continue to have on our supply chain, human capital and the general economy in the future; the impact inflation has had and may continue to have on our business and the economy in general, our dependency on capital spending on data and communication networks by our customers and end users; our dependency on the deployment of 4G LTE and 5G NR private networks and related services to grow our business; the impact of the loss of any significant customers; the ability of our management to successfully implement our evolving business plan; the impact of competitive products and pricing; our abilities to protect our intellectual property rights and our ability to manage risks related to our information technology and cyber security as well as other risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2021. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Recent Developments…

Wireless Telecom Group

Completed $24.25 million sale of RF Components Business, Microlab, to RF Industries

- Transaction closed on March 1, 2022
- Benefits of a strengthened balance sheet and streamlined business model support and accelerate long-term growth opportunities as the Company focuses on its high-growth, high-margin T&M and RBS businesses

Strengthened Balance Sheet

- As a result of the Microlab sale, Wireless Telecom Group is debt free with approximately $13.3 million of cash as of June 30, 2022
- Capital allocation strategies aimed at strengthening WTT's balance sheet, supporting growth, and returning capital to shareholders, which includes a $4.0 million stock repurchase program announced on May 12, 2022

Navigating Fluid Business Environment

- T&M YTD revenue increased 6.5% compared to the same period last year, despite supply chain shortages and delayed deliveries, and extended lockdowns in China associated with the COVID-19 pandemic
- Uneven RBS revenue as a result of lower demand for digital signal processing cards and the timing of larger orders
- To maximize shareholder value, CDX Advisors has been engaged to evaluate a full range of strategic alternatives

Recent Booking Trends Provide Basis for Revenue to Reaccelerate in 2022 Second Half

- July 2022's contract signatures and bookings of approximately $3.0 million
    - July RBS contracts of approximately $2.0 million
    - July T&M contracts of approximately $1.0 million
- Management expects Q3 contract signatures and booking of $8-10 million

Strategic Alternatives Evaluation Underway to Maximize Shareholder Value (As presented in our Annual Shareholder Meeting on July 29, 2022)

Wireless Telecom Group

WTT Launched an Active Strategic Alternatives Evaluation

Proven telecom/technology banker engaged, CDX Advisors

- Experienced in segment carve-out sales, extensive technology, telecom experience evaluating a full range of strategic alternatives

Various scenarios under evaluation

- Sale of the whole company, OR
- Sale of one OR both segments separately to realize sum-of-parts valuation

Comprehensive formal strategic review process is active

- Our formal process is actively underway, management and Board of Directors discussing strategic alternatives to maximize shareholder value
- We do not intend to comment further regarding the process unless or until a specific transaction is approved by its Board of Directors, the formal review process is concluded, or it has otherwise determined that further disclosure is appropriate or required by law
- We can provide no assurance or guarantee to the outcome

Prepared to continue operating the business for growth and profitability

- If we do not transact as a result of the formal strategic alternative process, we will focus on maximizing shareholder value by taking advantage of compelling market trends and profitably scaling the business.

Wireless Telecom Group At-a-Glance

Wireless Telecom Group - Highlights

- Leading provider of specialized solutions for the development, testing and deployment of wireless communications and connectivity
- Offering unique, highly-customized and configured hardware and software solutions driving innovation across traditional and emerging wireless technologies
- Serving the world's largest semiconductor companies, network equipment manufacturers, military, aerospace & defense companies and system integrators across four industry-recognized brands
- Organized and operating through two segments: Test & Measurement (T&M) and Radio, Baseband and Software (RBS)

Wireless Telecom Group Snapshot

Consolidated

150+ Enterprise Customers **60+ Aerospace & Defense Customers**	**$31.5M Total Revenue** **(11% YoY growth)**

Test & Measurement Segment	*Radio, Baseband Software Segment*
$22.7M T&M Revenue **(10.3% Yr-Yr growth)**	**$8.8M RBS Revenue** **(149% Yr-Yr growth)**
57% Gross Margin **(5th year of increases)**	**50%+ Gross Margin** **(43% hardware, 90%+ software)**

Note: Financial data as of CY 2021, full year comparisons to 2020

Blue Chip Customer Base

Northrop Grumman, Broadcom, Viasat, Intel, United States Navy, Lockheed Martin, Hughes (An EchoStar Company), IBM, Raytheon, Texas Instruments, Federal Aviation Administration

Wireless Telecom Group Operates Two Segments

Wireless Telecom Group

Providing specialized solutions for demanding, blue-chip customers in specific market niches within large growing industries

Test & Measurement (T&M)

- Specialized RF, microwave, and millimeter wave components and instruments for design, test, manufacturing of satellite, semiconductor, mil/defense and aerospace
  - **Boonton:** High-performance measurement and signal analysis equipment for in-depth component and system testing
  - **Noisecom:** Highly-customizable noise generation solutions providing interference signals for design-in and testing applications
  - **Holzworth:** Uniquely configurable signal generators and analyzers used in research and automated test environments
- Serving specialized market niches for over 35 years with a strong brand value

Applications

- Aerospace & Defense
- Semiconductor
- Aviation & Avionics
- Satellite Communications
- Electronic Warfare
- Quantum Computing

Select Customers

Northrop Grumman, Lockheed Martin, Raytheon, Broadcom, IBM, Federal Aviation Administration, Viasat, Texas Instruments

Radio, Baseband & Software (RBS)

- Specialized hardware and software solutions enabling 4G and 5G private network deployments (spanning 5G and LTE physical layer and stack software)
- Standalone radio baseband processing and RF module, small cell solutions hardware and integrated small-cell reference designs
- Highly customizable and compatible with third party hardware infrastructure
- Specialized and market leading Layer 1 software (integrates with silicon PHY layer) providers and serves as a critical building block for other applications

Applications

- Satellite Communications
- Secure Wireless Networks
- IoT
- Air-to-ground communications
- Private Network Applications

Select Customers

Lockheed Martin, EUCAST, Pivotal, HFCL Limited, VIAVI

Wireless Telecom Group Evolution

Wireless Telecom Group

6-year transformation of the business – building an executive team with a refreshed strategy, newly launched products, and an M&A transformation to high growth, higher-margin segments addressing 10-year investment cycles

1985

Launch of Wireless Telecom Group

Founded 1985 under the trade name ***Noisecom***; servicing commercial and military communication systems testing market

1993

NYSE

Public Market Debut

Publicly listed on the NYSE under the ticker NYSE: WTT

2000



Acquisition of Boonton

High - performance RF, microwave test equipment with unique capabilities in RF power measurement

2016/2017



Leadership transformation

Reorganized, rebuilt leadership team, with added executive talent and succession planning

2015 Dan Monopoli, appointed T&M GM

2016, Tim Whelan appointed CEO (2015 BOD appointment)

2017, Mike Kandell appointed as CFO

2017 **2020** **2022**



- Organic R&D investment refresh and acceleration; existing and new acquisitions
- 35 new product announcements, 25 new customer wins
- New applications, new form factors, new products, new channels

Acquisition of CommAgility

Acquired ***CommAgility*** for $14.6 million

Entrance into the high-growth mobile network market, offering embedded software that enables private network deployments



Acquisition of Holzworth

Acquired ***Holzworth*** for $13.5 million

Expanded RF test and measurement capabilities, offering RF synthesizers and high-performance phase noise analyzers



Divesture of Microlab

Divested ***Microlab***, for $24M

Repaid debt, +$18m excess cash position

Streamlined business model focusing on higher-growth/margin businesses



Strategic Priorities Focused on Two Large and Compelling Markets

Wireless Telecom Group

Estimated Private Network Market [1]
(in millions)



$2,000
$1,500
$1,000
$500
$-
15% CAGR
2020
2025

Estimated Test & Measurement Market [1]
(in millions)



$1,000
$800
$600
$400
$200
$-
8% CAGR
2020
2025

Strategic Growth Priorities

- Leverage technology leadership, product innovation, and blue-chip customer relationships
- Expand market share and increase total addressable market through new product features and form factors
- Leverage R&D agility and design-in programs to develop strategic customers and products
- Execute and expand high performing sales culture and go-to-market channel expansion
- Increase high margin software and services revenue

The projections above are based on certain market estimates, forecasts, plans and financial projections based on information available to Company management at the time the projections were prepared. There are inherent risks and uncertainties in attempting to make such estimates, forecasts, plans and projections, and the Company makes no representation or warranty with respect to such projections. The projections are not a guarantee of future results.

Increasing Wireless Connectivity and Multiple Long-Term Growth Trends

Wireless Telecom Group

5G Small Cell and Applications Growth

Private Network Growth

Government, Military Technology Growth

Satellite Investment Growth

Large, global, and multi-year investment cycle required to support rapidly growing and emerging technologies

Consumer Demands



Industrial IOT



Automation



Digitization



Defense



Connectivity



We are in the beginning stages of a significant 5G investment cycle that we believe will be larger and longer than the 10-year 4G cycle

Serving Large, Blue Chip Global Customers

Wireless Telecom Group

Key Market Differentiators

- Decades of experience across the lifecycle of wireless development and deployment
- Strong position in compelling growth markets
- History of specialized product, software, and service development
- Deep and growing engagement with world-class customer base
- Specialized solutions enabling us to compete in niche markets overlooked by competitors

Serving Leading Customers Across the Satellite, Aerospace, Government, Military & Defense, Technology and Integration Sectors

Leading industry position and strong customer relationships supports high barriers to entry

Uses Cases:
Radio, Baseband, Software (“RBS”)

Wireless Telecom Group

Providing Expert Hardware and Software Solutions for 5G and Specialized Networks


COLT 5G gNB
COLT 5G Network
DSA 5G MANET Network

Shared Spectrum Proven & Resilient DoD System Solution

SSC DSA radios target applications for public safety, rapid deployment and tactical response that require secure channels


Building Coverage
Basement Coverage

HFCL[1]
Specialized Small Cell Solution

HFCL offers end-to-end Turnkey In-Building Systems services for underground metro stations, tunnel coverage, hotels, malls, government offices, airports etc. for extension of mobile services to areas where coverage is not uniform and is affected by dark spots

[1]HFCL Limited is a leading technology enterprise engaged in manufacturing of high-end Transmission and Access Equipment, Optical Fiber, Optical Fiber Cables and is specialized in setting up modern communication network for Telecom Service Providers, Railways and Defense.

5G Private Network Focus and 5G Core Competency

Leveraging custom 5G and LTE software and/or hardware for private network deployment for specialized small cells, Defense, Satellite Communications, and Transportation Applications

Differentiated Performance

Unique software, hardware and solutions expertise and platform allows CommAgility to create customized solutions for specific product requirements

Flexible Business Model

Diverse capabilities that extend beyond 3GPP Standards with performance across challenging operating environments

Uses Cases:
Test & Measurement

Wireless Telecom Group

Emerging Market Opportunities and Trends


IBM Q

Quantum Computing

Holzworth RF Synthesizers are used in IBM Quantum Computing for reliable, repeatable qubit control with the most channels in the smallest form factor



Satellite

Noisecom UFX and CNG products are used to test robustness and reliability of satellite links available across all satellite bands and customized to each, unique satellite deployment


Wi-Fi 6

WiFi

Boonton RF power sensors are the leading solution used to accurately capture, measure, and analyze WiFi 6 signals of the latest generation WiFi devices

Distinctive Capabilities

Highest channel density available on the market, allowing for lowest price per channel matching industry-leading specs

Form Factors for Design through Manufacturing

Broad product portfolio in component, module, rackmount and benchtop form factors for a wide range of applications

Industry-leading Performance

Fastest rise time measurements, widest bandwidths, fastest measurement throughput, highest frequency noise sources, low phase noise synthesis

Highly Customizable and Configurable Solutions

Adaptable to a broad range of test requirements not served by larger competitors which creates tailored products to fit specific customer specs

Financial KPIs

Wireless Telecom Group

Improving global demand for our products and services, and strong execution by our team members helped drive strong 2021 results

Revenue and gross margin continues to benefit from the successful February 2020 Holzworth acquisition

Gross margin has benefited from improvements in cost structure, increased sales of higher margin T&M products, and increased RBS software and services

Wireless Telecom Group expects growth to reaccelerate in the second half of 2022 driven by a robust funnel of opportunities across its global T&M and RBS segments

Revenue by Product Group (in $ Millions)


$45
$30
$15
$-
2017
2018
2019
2020
2021
T&M
RBS

Signficant Multi-Year Gross Margin Expansion


44%
47%
48%
55%
56%
2017
2018
2019
2020
2021

Balance Sheet and Capital Management Highlights

Wireless Telecom Group

Strong Balance Sheet

At June 30, 2022, the Company had no debt and approximately $13.3 million in cash. In addition, Wireless Telecom had working capital, less cash, of $4.1 million reflecting 14.2% of LTM sales.

Asset-Light Business Model

Wireless Telecom Group's business model does not require significant investments in fixed assets. Investment priorities have been focused on research and development initiatives and acquisition strategy.

History of Positive Annual Operating Cash Flow

Proven financial model generates cash throughout various cycles and model is highly leverageable as revenue grows.

Returning Capital to Shareholders

On May 12, 2022, the Company announced a $4.0 million stock repurchase program, and through the second quarter has repurchased 1.7 million shares of its common stock for $2.5 million.

Wireless Telecom Group

Legacy of providing specialized solutions to communications and connectivity developers

Growth opportunities supported by secular market trends and large investment cycle

Wireless Telecom is Committed to Creating Value for Shareholders

Launched a strategic alternatives evaluation in 2022 to maximize shareholder value

Strong balance sheet, asset-light financial model and compelling incremental margins



Appendix

Brand Overview – Boonton

- Boonton is a leader in high performance RF and microwave test equipment
- Enables a wide range of RF power measurement and signal analysis for radio frequency product design, production, maintenance and testing
- Industry's fastest measurement speed and throughput
- New benchtop synthesizer product line through internal Holzworth collaboration to increase TAM

Applications

- Radar
- Electronic Warfare
- Aviation Control Systems
- Weather Monitoring Systems
- Flight Readiness

Customers

Northrop Grumman
Broadcom
Viasat
Raytheon
Lockheed Martin

Product Highlights

RF Power Meters



Boonton is the instrument of choice for capturing, displaying, analyzing and characterizing microwave and RF power in both the time and statistical domains

RF Power Sensors



Peak power sensors with Boonton's Real-Time Power ProcessingTM deliver 100,000 measurements per second, no gaps in signal acquisition and zero measurement latency

RF Power Analyzers



Precision modulation and audio analysis in a single, easy-to-operate package. Measures AM, FM, PM, carrier and audio frequencies, SINAD, distortion and carrier level

Brand Overview - Noisecom

- Noisecom is a leader in radio frequency and microwave noise sources for signal jamming, system impairment, reference level comparison and calibration, receiver robustness testing, and jitter injection due to our product quality and product design flexibility
- Key differentiation in high frequency noise generation and highly customizable solutions
- Products enable calibration and stress testing solutions critical to end use system robustness
- Trusted components designed for a broad range of applications including other T&M manufacturers

Applications

- Electronic Warfare
- Signal Jamming
- Directed Energy Weapon Systems
- Calibration and Test

Customers

NORTHROP GRUMMAN

BROADCOM.

HUGHES.

Product Highlights

Generators



The broadband AWGN noise generator has a powerful single board computer with flexible architecture used to create complex custom noise signals for advanced test systems

Components



NC100/200/300/400 Series Chips and Diodes

Calibrated Sources



NC5000A Series 18 GH to 110 GHz

Brand Overview – Holzworth

- Acquired in February 2020
- Holzworth designs and manufactures specialty phase noise analyzers and signal generators used by government labs, the semiconductor industry, and network equipment providers, among others, in research and automated test environments
- Holzworth signal generators are optimized for ultra-low phase noise performance, spectral purity and fast switching speeds, and their phase noise analyzers are of the same innovative design philosophy, optimized for measurement speed, z540 traceable accuracy and high reliability while measuring to noise floors at the theoretical limit

Applications

- Quantum Computing
- Semiconductor Automated Test Environment ("ATE")
- Space Programs
- Research & Development
- Aerospace & Defense

Customers

Northrop Grumman
Broadcom
Los Alamos National Laboratory EST. 1943
IBM
Texas Instruments

Product Highlights

RF Synthesizers



The HSX Series are broadband frequency sources that exhibit industry leading phase noise and spectral purity performance coupled with a highly accurate dynamic range

Phase Noise Analyzers



The HA7062C Real Time Phase Noise Analyzer is the industry leader with respect to proven accuracy, high reliability, automation and flexibility

RF Synthesizer Modules



The Holzworth HSM Series RF Synthesizers are microwave CW sources that are architected on a non-PLL based platform

CommAgility

Wireless Telecom Group

Brand Overview – CommAgility

- Acquired in February 2017
- CommAgility develops the software which enables private network deployments including the LTE physical layer and stack software, for 4G and emerging 5G mobile network and related applications
- CommAgility also develops embedded signal processing and radio frequency modules which enable 4G and 5G mobile network solutions and related applications
- CommAgility provides compact, powerful and reliable products for integration into high performance test equipment, specialized radio and intelligence systems, satellite systems and R&D demonstrators

Applications

- Industrial IoT
- Secure Wireless Networks
- Satellite Communications
- Private Network Applications
- Automation

Customers

LOCKHEED MARTIN

EUCAST

Pivotal

HFCL LIMITED

VIAVI

Product Highlights

5G New Radio Solutions



CommAgility's 5G NR Baseline SW follows the 3GPP spec to enable customers with a proven and robust development launching point

Software



Software solutions designed with the future in mind, with adherence to 3GPP standards, a foundation of our products

Hardware



Standalone baseband processing and RF modules to enable customers with a hardware platform for their own custom software-defined radio solution

Systems



CommAgility's reference LTE and 5G NR systems bring smallcell hardware with 5G NR baseline software for a combination ready to customize

Explanation of Use of Non-GAAP Measures

Wireless Telecom Group

The Company reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes, however, that certain non-GAAP financial measures used in managing the Company's business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines Non-GAAP adjusted operating income/(loss) as GAAP operating income/(loss) excluding non-cash amortization expense of purchased intangible assets, non-recurring expenses associated with acquisition and divestiture activities, expenses associated with our strategic initiatives and non-cash stock compensation expense.

The Company defines Non-GAAP adjusted net income/(loss) from continuing operations as GAAP net income/(loss) from continuing operations excluding non-cash amortization expense of purchased intangible assets, non-recurring expenses associated with acquisition and divestiture activities, expenses associated with our strategic initiatives, non-cash stock compensation expense and the loss on extinguishment of our Muzinich and Bank of America N.A. credit facilities.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. "Adjusted EBITDA" is EBITDA excluding our stock compensation expense, restructuring charges, acquisition and divestitures expenses, expenses associated with our strategic initiatives, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration, goodwill and indefinite lived intangible asset impairment charges, (gain)/loss on change in fair value of contingent consideration, gain on extinguishment of our PPP loan, loss on extinguishment of our Muzinich and Bank of America N.A. credit facilities and other non-recurring costs. A reconciliation of net income/(loss) to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

The Company views Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Operating Income/(Loss) and Non-GAAP Adjusted Net Income/(Loss) from Continuing Operations as important indicators of performance, consistent with the manner in which management measures and forecasts the Company's performance. We believe these Non-GAAP measures are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash and non-recurring items, including items which do not directly correlate to our business operations.

The Company believes that Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Operating Income/(Loss) and Non-GAAP Adjusted Net Income/(Loss) from Continuing Operations metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management's entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Balance Sheet

Wireless Telecom Group

CONSOLIDATED BALANCE SHEETS
(In thousands, except number of shares and par value)

	(Unaudited) June 30 2022		December 31 2021	
CURRENT ASSETS				
Cash & cash equivalents	$	13,338	$	4,472
Accounts receivable - net of reserves of $180 and $196, respectively		4,007		2,407
Inventories - net of reserves of $678 and $681, respectively		5,247		5,088
Prepaid expenses and other current assets		2,156		1,689
Current assets of discontinued operations		-		6,869
TOTAL CURRENT ASSETS		24,748		20,525
PROPERTY PLANT AND EQUIPMENT - NET		1,272		1,110
OTHER ASSETS				
Goodwill		9,701		10,108
Acquired intangible assets, net		3,243		3,661
Deferred income taxes		2,904		5,580
Right of use assets		867		1,146
Other assets		269		284
Non current assets of discontinued operations		-		1,937
TOTAL OTHER ASSETS		16,984		22,716
TOTAL ASSETS	$	**43,004**	$	**44,351**
CURRENT LIABILITIES				
Short term debt	$	-	$	126
Accounts payable		1,404		1,481
Short term leases		484		585
Accrued expenses and other current liabilities		5,242		6,676
Deferred revenue		132		408
Current liabilities of discontinued operations		-		1,965
TOTAL CURRENT LIABILITIES		7,262		11,241
LONG TERM LIABILITIES				
Long term debt		-		3,595
Long term leases		430		615
Other long term liabilities		37		52
Deferred tax liability		205		228
TOTAL LONG TERM LIABILITIES		672		4,490
COMMITMENTS AND CONTINGENCIES				
SHAREHOLDERS' EQUITY				
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued		-		-
Common stock, $.01 par value, 75,000,000 shares authorized 36,250,636 and 35,915,636 shares issued, 21,290,098 and 22,666,072 shares outstanding		362		359
Additional paid in capital		52,226		51,555
Retained earnings		9,391		554
Treasury stock at cost, 14,960,538 and 13,249,564 shares		(27,163)		(24,619)
Accumulated other comprehensive income		254		771
TOTAL SHAREHOLDERS' EQUITY		35,070		28,620
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$	**43,004**	$	**44,351**

Adjusted Net Income Reconciliation

Wireless Telecom Group

	Three Months Ended June 30 (Unaudited)				Six Months Ended June 30 (Unaudited)			
		2022		2021		2022		2021
GAAP Operating Income/(Loss), as reported	$	(1,678)	$	(797)	$	(3,133)	$	(1,145)
Adjustments:								
Amortization of acquired intangible assets		143		331		378		660
Divestiture and strategic initiative expenses		213		72		743		72
Stock Compensation Expense		320		89		650		203
Restructuring costs		-		-		-		25
Total Adjustments to operating income/(loss)		676		492		1,771		960
Non-GAAP Adjusted Operating Income/(Loss)	$	(1,002)	$	(305)	$	(1,362)	$	(185)

	Three Months Ended June 30 (Unaudited)				Six Months Ended June 30 (Unaudited)			
		2022		2021		2022		2021
Net Income/(loss) from continuing operations, as reported	$	(1,360)	$	1,125	$	(2,833)	$	651
Adjustments:								
Total pretax adjustments to operating income/(loss)		676		492		1,771		960
Loss/(Gain) on Extinguishment of Debt		-		(2,045)		792		(2,045)
Total Adjustments to Net loss from continuing operations		676		(1,553)		2,563		(1,085)
Tax effects of adjustments		203		(887)		768		(620)
Non-GAAP Adjusted Net Income/(loss) from continuing operations	$	(887)	$	459	$	(1,038)	$	186
Basic EPS, as reported	$	(0.06)	$	0.05	$	(0.13)	$	0.03
Diluted EPS, as reported	$	(0.06)	$	0.05	$	(0.13)	$	0.03
Non-GAAP Adjusted Basic EPS	$	(0.04)	$	0.02	$	(0.05)	$	0.01
Non-GAAP Adjusted Diluted EPS	$	(0.04)	$	0.02	$	(0.05)	$	0.01
Basic Shares		21,857		21,763		22,151		21,728
Diluted Shares		21,857		24,343		22,151		24,063

Adjusted EBITDA Reconciliation

Wireless Telecom Group

RECONCILIATION OF NON GAAP MEASURES
(In thousands, unaudited)

	Three Months Ended June 30 (Unaudited)		Six Months Ended June 30 (Unaudited)	
	2022	2021	2022	2021
Net Income/(loss) from continuing operations	$ **(1,360)**	$ **1,125**	$ **(2,833)**	$ **651**
Tax (Provision)/Benefit	(286)	(179)	(1,136)	(323
Depreciation and amortization expense	317	473	751	942
Interest expense	-	285	177	582
Non-GAAP EBITDA	**(1,329)**	**1,704**	**(3,041)**	**1,852**
Stock compensation expense	320	89	650	203
Divestiture and strategic initiative expenses	213	72	743	72
Restructuring Costs	-	-	-	25
FX (Gain)/Loss	18	19	10	(6
PPP Loan Forgiveness	-	(2,045)	-	(2,045
Loss on Extinguishment of Debt	-	-	792	-
Non Recurring Arbitration Legal Costs	-	-	-	4
Non-GAAP Adjusted EBITDA	$ **(778)**	$ **(161)**	$ **(846)**	$ **105**

Segment Financials and Adjustments

($ in thousands)

Wireless Telecom Group

	Three months ended June 30, 2022			Three months ended June 30, 2021			Six months ended June 30, 2022			Six months ended June 30, 2021		
	T&M	RBS	Total	T&M	RBS	Total	T&M	RBS	Total	T&M	RBS	Total
Net revenues	$5,489	$ 579	$ 6,068	$5,521	$2,267	$7,788	$11,548	$2,116	$13,664	$10,848	$5,124	$15,972
Cost of revenues	2,319	334	2,653	2,251	1,159	3,410	4,870	1,024	5,894	4,524	2,216	6,740
Gross profit	3,170	245	3,415	3,270	1,108	4,378	6,678	1,092	7,770	6,324	2,908	9,232
Operating expenses	1,987	1,440	3,427	1,808	1,788	3,596	3,857	3,038	6,895	3,480	3,623	7,103
Segment profitability	1,183	(1,195)	(12)	1,462	(680)	782	2,821	(1,946)	875	2,844	(715)	2,129
Corporate expenses			1,666			1,579			4,008			3,274
Operating loss			(1,678)			(797)			(3,133)			(1,145)
Other income/(expense)			32			2,028			(659)			2,055
Interest expense			-			(285)			(177)			(582)
Income/(loss) before taxes			(1,646)			946			(3,969)			328
Tax provision/(benefit)			(286)			(179)			(1,136)			(323)
Net income/(loss) from continuing operations			(1,360)			1,125			(2,833)			651
Net income from discontinued operations, net of tax			-			413			11,670			653
Net income/(loss)			$(1,360)			$1,538			$8,837			$1,304
Depreciation and Amortization	$ 255	$ 63	$ 317	$ 225	$ 249	$ 473	$ 534	$ 217	$ 751	$ 448	$ 494	$ 942